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                                                                 EXHIBIT 10.18


                                   AMENDMENT

          AMENDMENT, dated as of January 29, 1999 (this "Amendment"), to and in respect of the Master Loan and Security Agreement, dated as of May 15, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement", and as amended hereby, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York Banking corporation (the "Lender").


                                    RECITALS

          The Borrower has requested the Lender to agree to amend certain provisions of the Existing Loan Agreement as set forth in this Amendment. The Lender is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment (unless otherwise defined herein, terms defined in the Existing Loan Agreement are used herein as therein defined).

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:


                                   SECTION 1
                     AMENDMENTS TO EXISTING LOAN AGREEMENT

          1.1 Section 7.10 of the Existing Loan Agreement is hereby amended by deleting Section (d) in its entirety and by replacing it with the following:

                "(d) Maintenance of Liquidity. The Borrower shall at all times maintain cash or cash equivalents acceptable to the Lender in an amount not less than $5,000,000."


                                   SECTION 2
                                 EFFECTIVENESS

          2.1 Effectiveness. This Amendment shall become effective upon receipt by the Lender of evidence satisfactory to the Lender that this Amendment has been duly executed and delivered by the Borrower and upon its execution and delivery by the Lender.


                                   SECTION 3
                                 MISCELLANEOUS

          3.1 No Other Amendments. Except as expressly amended hereby, the Existing Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.
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          3.2   Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          3.3 Expenses. The Borrower agrees to pay and reimburse the Lender for all of the out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Lender.

          3.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.




                                       CHASTAIN CAPITAL CORPORATION

                                       BY: /s/ STEVEN GUBENHOFF
                                           --------------------------
                                           Name:  Steven Gubenhoff
                                           Title: CFO


                                       MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK, as Lender

                                       By: Olive Bull
                                           --------------------------
                                           Name:  Olive Bull
                                           Title: Vice President


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